Share-Based Compensation	3 Months Ended
Mar. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
On February 27, 2018, the Company granted RSUs to employees for annual incentive awards pursuant to its long-term incentive plan with a grant-date fair value aggregating $16.6 million which will be recognized as compensation expense over a weighted-average period of 2.7 years from the grant date. The awards vest ratably over three years except to the extent they may vest earlier under the Company's retirement policy.
Additionally, on February 27, 2018, the Company granted to certain members of management P-Units that have a target value of $100 per unit. The amount ultimately earned is determined by the Company’s absolute TSR performance and relative TSR performance as measured against a group of companies selected by the Company Compensation Committee, over a three-year period ending December 31, 2020. The amount earned could range from zero to $200 per unit depending on the Company's performance. Twenty-five percent of the P-Units’ value is determined by the Company’s absolute TSR performance and relative TSR ranking for each one-year period ended December 31, 2018, 2019, and 2020 and 25% of the P-Units’ value is determined by the Company's absolute TSR performance and relative TSR ranking for the three-year period ended December 31, 2020. P-Units cliff vest and payment is made, if any, on the third anniversary following the grant date. Any employee who terminates employment with the Company prior to the third anniversary for any reason other than retirement will not receive any payment with respect to P-Units unless approved by the Company Compensation Committee. Settlement of the P-Units granted may be in cash, shares or a combination thereof, at the Company Compensation Committee's discretion.
Fair value for P-units are estimated using the Monte Carlo simulation model, which considers the probabilities of the Company’s absolute TSR performance and TSR ranking at the end of each performance period, and the amount of the payout at each rank to determine the probability-weighted expected payout. The Company uses liability accounting to account for the P-Units. Compensation is recognized on a straight-line basis over a maximum period of three years from the grant date and is adjusted for changes in fair value through the end of the performance period.
Liabilities for estimated P-Unit obligations at March 31, 2018, for 2018 grants and prior, included $3.5 million and $8.4 million classified as current and noncurrent, respectively, compared to $11.5 million and $10.5 million, respectively, at December 31, 2017. Current and noncurrent estimated P-Unit liabilities are included in Accrued liabilities, and Other liabilities, respectively, in the Condensed Consolidated Balance Sheets.
At March 31, 2018, estimated unrecognized compensation cost related to nonvested share-based compensation arrangements totaled approximately $62.7 million, which is expected to be recognized as compensation expense over a remaining weighted-average period of 1.8 years.